EXHIBIT 99.6
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-10,
                   Asset-Backed Certificates, Series 2005-10

1) Simultaneous seconds = 24.27%
2) Investor property in FL = 0.11%, no investor property in Las Vegas
3) For state breakdowns, Total and IO are the same since pool is 100% IO
4) No MH in pool
5) Stress Runs to follow

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.



Goldman Sachs
GSAA-05-10
--------------------------------------------------------------------------------------------------------------------------
                    SCHEDBAL gt 0; DROPLOANSBUCKET in 'IN POOL'; DEAL in 'GSAA_05_10'; ARMFLAG in 'ARMS'
--------------------------------------------------------------------------------------------------------------------------
Product Type         INDEX                Interest Only Flag  Interest Only Term  PPOTERM      Balloon Loan     Loans
--------------------------------------------------------------------------------------------------------------------------
    2 YEAR ARM       6 MONTH LIBOR                Y                   24               0       N                    81
                                                                                      12       N                    49
                                                                                      24       N                   498
                                                                                      36       N                   254
                                                                      60               0       N                   331
                                                                                      12       N                    20
                                                                                      24       N                     2
                                                                                      36       N                   565
--------------------------------------------------------------------------------------------------------------------------
    3 YEAR ARM       6 MONTH LIBOR                Y                   36               0       N                   155
                                                                                      12       N                     2
                                                                                      24       N                     6
                                                                                      36       N                   106
                                                                      60               0       N                    29
                                                                                      12       N                     1
                                                                                      24       N                     1
                                                                                      30       N                     2
                                                                                      36       N                   147
--------------------------------------------------------------------------------------------------------------------------
                                             Grand Total:                                                         2249
--------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------
Product Type       Scheduled Balance      FACAP      ACAP     LCAP      MARGIN          FICO           OLTV        RATE
-----------------------------------------------------------------------------------------------------------------------
    2 YEAR ARM        $21,208,000.85          2         1        6     5.70363      674.0447       84.66289     7.13768
                      $15,245,199.32          2         1        6           6      666.9522       83.59648     7.15202
                     $131,183,620.99          2         1        6     6.00216      668.5884       83.03041      6.7374
                      $75,674,307.96          2         1        6           6      668.4269       84.56506     6.25921
                      $85,589,305.42          2         1        6      5.2082      657.9353       81.88009     7.39504
                       $4,179,313.45          2         1        6     5.41185      660.9745       79.75856      6.7598
                         $984,000.00          2         1        6     5.30564      663.8465       84.87044     7.56662
                     $145,954,895.91          2         1        6     5.44183      657.5683       81.28105      6.8632
-----------------------------------------------------------------------------------------------------------------------
    3 YEAR ARM        $39,134,535.53          2         1        6     5.46583      670.64175      83.29638     6.87544
                         $347,199.19          2         1        6           6      646.36407            80     7.29769
                       $1,719,318.96          2         1        6           6      651.73218      85.74993     6.75633
                      $27,689,228.88          2         1        6           6      668.83918      81.12206     6.17681
                       $7,191,866.87          2         1        6     4.31093      667.19437      81.81118     6.55535
                         $340,000.00          2         1        6        5.75            637        75.556        6.95
                         $483,876.00          2         1        6       5.748            633            85        6.65
                         $435,500.00          2         1        6     5.09099      683.90126      92.11269     7.29093
                      $35,205,271.31          2         1        6     5.35478      663.54515      82.39012     6.98267
-----------------------------------------------------------------------------------------------------------------------
                     $592,565,440.64          2         1        6     5.63759      664.13923      82.56799     6.82496
-----------------------------------------------------------------------------------------------------------------------


Goldman Sachs                                                  GSAA 05 10
===============================================================================

---------------------------------
Stats
---------------------------------
Count: 2249
Schedule Balance: $592,565,440.64
AverageSched Bal: $263,479.52
GrossWAC: 6.825
NetWAC: 6.318
OTERM: 360
RTERM: 357
ATERM: 0
AGE: 3
First CAP: 2.00
Periodic CAP: 1.00
MAXRATE: 12.82
MINRATE: 6.82
MTR: 23.72
MARGIN: 5.64
OLTV: 82.57
COLTV: 87.91
FICO: 664.139
---------------------------------

---------------------------------
Current Rate              Percent
---------------------------------

4.501 - 5.000                1.63
5.001 - 5.500                5.02
5.501 - 6.000                9.77
6.001 - 6.500               19.96
6.501 - 7.000               27.93
7.001 - 7.500               17.90
7.501 - 8.000               10.89
8.001 - 8.500                3.27
8.501 - 9.000                2.34
9.001 - 9.500                0.54
9.501 - 10.000               0.44
10.001 >=                    0.31
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Scheduled Balance         Percent
---------------------------------
50,000.01 - 100,000.00       1.58
100,000.01 - 150,000.00      7.76
150,000.01 - 200,000.00     11.26
200,000.01 - 250,000.00     13.12
250,000.01 - 275,000.00      7.88
275,000.01 - 350,000.00     19.90
350,000.01 - 400,000.00     10.95
400,000.01 - 450,000.00      8.51
450,000.01 - 500,000.00      6.50
500,000.01 - 550,000.00      4.16
550,000.01 - 600,000.00      4.51
600,000.01 - 750,000.00      3.86
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Original Term             Percent
---------------------------------
360                        100.00
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
RemTerm                   Percent
---------------------------------
 356.000                     1.69
 357.000                    49.94
 358.000                    48.37
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Am WAM                    Percent
---------------------------------
0.000 - 59.999             100.00
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Age                       Percent
---------------------------------
2                           48.37
3                           49.94
4                            1.69
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
States                    Percent
---------------------------------
CA                          46.29
FL                          10.43
MD                           4.29
AZ                           2.99
NY                           6.09
IL                           2.85
NV                           3.06
NJ                           3.38
MN                           2.35
WA                           2.30
Other                       15.98
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Original LTV              Percent
---------------------------------
0.001 - 50.000               1.18
50.001 - 60.000              1.72
60.001 - 70.000              4.30
70.001 - 75.000              5.28
75.001 - 80.000             36.63
80.001 - 85.000             13.08
85.001 - 90.000             28.73
90.001 - 95.000              9.09
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
 Combined LTV             Percent
---------------------------------
0.001 - 50.000               1.18
50.001 - 60.000              1.72
60.001 - 70.000              4.30
70.001 - 75.000              5.28
75.001 - 80.000              9.96
80.001 - 85.000             13.04
85.001 - 90.000             28.53
90.001 - 95.000              9.50
95.001 - 100.000            26.50
---------------------------------
Total:                     100.00
---------------------------------



---------------------------------
FICO                      Percent
---------------------------------
620.000 - 639.999           27.09
640.000 - 659.999           26.62
660.000 - 679.999           19.19
680.000 - 699.999           12.75
700.000 - 719.999            6.09
720.000 - 739.999            4.11
740.000 - 759.999            2.16
760.000 - 779.999            1.43
780.000 - 799.999            0.50
800.000 - 819.999            0.06
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
PMI                       Percent
---------------------------------
OLTV <=80 - NO MI           49.11
OLTV > 80 - NO MI           50.89
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Occupancy Code            Percent
---------------------------------
NON OWNER                    0.44
OWNER OCCUPIED              98.12
SECOND HOME                  1.44
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Property Type             Percent
---------------------------------
2-4 FAMILY                   6.89
CONDO                        7.08
PUD                          9.35
SINGLE FAMILY               76.68
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
 Purpose                  Percent
---------------------------------
CASHOUT REFI                63.85
PURCHASE                    31.29
RATE/TERM REFI               4.86
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Documentation Type        Percent
---------------------------------
FULL DOC                    58.68
LIMITED DOC                  8.33
STATED DOC                  32.99
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Interest Only             Percent
---------------------------------
Y                         100.00
---------------------------------
Total:                     100.00
---------------------------------

---------------------------------
Interest Only Term        Percent
---------------------------------
24.000                      41.06
36.000                      11.63
60.000                      47.31
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Silent                    Percent
---------------------------------
N                           73.03
Y                           26.97
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Prepay Flag               Percent
---------------------------------
N                           25.84
Y                           74.16
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Prepay Term               Percent
---------------------------------
0.000                       25.84
12.000                       3.39
24.000                      22.68
30.000                       0.07
36.000                      48.02
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
DTI                       Percent
---------------------------------
0.001 - 10.000               0.55
10.001 - 20.000              3.41
20.001 - 30.000             10.97
30.001 - 40.000             29.56
40.001 - 50.000             55.50
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Conforming                Percent
---------------------------------
CONFORMING                  66.47
NON CONFORMING              33.53
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Arm Index                 Percent
---------------------------------
6 MONTH LIBOR              100.00
---------------------------------
Total:                     100.00
---------------------------------

---------------------------------
Margins                   Percent
---------------------------------
2.001 - 2.500                0.02
2.501 - 3.000                0.31
3.001 - 3.500                0.56
3.501 - 4.000                3.36
4.001 - 4.500                0.87
4.501 - 5.000                7.79
5.001 - 5.500               22.96
5.501 - 6.000               64.08
7.001 >=                     0.04
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
First Adjustment Cap      Percent
---------------------------------
2.000                      100.00
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Periodic Cap              Percent
---------------------------------
1.000                      100.00
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Max Rate                  Percent
---------------------------------
10.501 - 11.000              1.63
11.001 - 11.500              5.02
11.501 - 12.000              9.77
12.001 - 12.500             19.96
12.501 - 13.000             27.93
13.001 - 13.500             17.90
13.501 - 14.000             10.89
14.001 - 14.500              3.27
14.501 - 15.000              2.34
15.001 >=                    1.29
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Floor Rate                Percent
---------------------------------
4.501 - 5.000                1.63
5.001 - 5.500                5.02
5.501 - 6.000                9.77
6.001 - 6.500               19.96
6.501 - 7.000               27.93
7.001 >=                    35.69
---------------------------------
Total:                     100.00
---------------------------------

---------------------------------
Months To Roll            Percent
---------------------------------
20.                          1.28
21.                         42.46
22.                         37.49
32.                          0.41
33.                          7.48
34.                         10.88
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Number of Units           Percent
---------------------------------
1                           93.11
2                            4.96
3                            1.57
4                            0.36
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Product Type              Percent
---------------------------------
2 YEAR ARM                  81.01
3 YEAR ARM                  18.99
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Self Employment Flag      Percent
---------------------------------
N                           76.79
Y                           23.21
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Originator                Percent
---------------------------------
AMERIQUEST                 100.00
---------------------------------
Total:                     100.00
---------------------------------





-----------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
-----------------------------------------------------------------------------
                         Aug 2, 2005 17:56 Page 1 of 1

Goldman Sachs                                                  GSAA 05 10
===============================================================================

---------------------------------
Stats
---------------------------------
Count: 353
Schedule Balance:  $80,219,445.25
AverageSched Bal:  $227,250.55
GrossWAC: 6.791
NetWAC: 6.284
OTERM: 359
RTERM: 357
ATERM: 0
AGE: 3
First CAP: 0.00
Periodic CAP: 0.00
MAXRATE: 0.00
MINRATE: 0.00
MTR: 0.00
MARGIN: 0.00
OLTV: 76.90
COLTV: 77.68
FICO: 687.881
---------------------------------

---------------------------------
Current Rate              Percent
---------------------------------
5.001 - 5.500                2.93
5.501 - 6.000                9.65
6.001 - 6.500               26.89
6.501 - 7.000               31.40
7.001 - 7.500               13.57
7.501 - 8.000               10.34
8.001 - 8.500                3.13
8.501 - 9.000                1.56
9.001 - 9.500                0.46
9.501 - 10.000               0.07
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Scheduled Balance         Percent
50,000.01 - 100,000.00       3.18
100,000.01 - 150,000.00      9.86
150,000.01 - 200,000.00     17.33
200,000.01 - 250,000.00     16.56
250,000.01 - 275,000.00      7.85
275,000.01 - 350,000.00     18.34
350,000.01 - 400,000.00     10.35
400,000.01 - 450,000.00      5.31
450,000.01 - 500,000.00      5.39
500,000.01 - 550,000.00      0.68
550,000.01 - 600,000.00      3.53
600,000.01 - 750,000.00      1.61
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Original Term             Percent
---------------------------------
180                          0.32
360                         99.68
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
RemTerm                   Percent
---------------------------------
178.000                      0.32
357.000                     62.07
358.000                     37.61
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Am WAM                    Percent
0.000 - 59.999             100.00
---------------------------------
Total:                     100.00
---------------------------------

---------------------------------
Age                       Percent
2                           37.93
3                           62.07
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
States                    Percent
---------------------------------
CA                          43.45
MA                           8.12
FL                           5.41
WA                           5.44
NY                           5.30
AZ                           3.28
OH                           1.25
MD                           2.18
NJ                           2.44
WI                           2.03
Other                       21.10
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Original LTV              Percent
---------------------------------
0.001 -  50.000              3.96
50.001 - 60.000              9.21
60.001 - 70.000             11.31
70.001 - 75.000              9.21
75.001 - 80.000             22.89
80.001 - 85.000             17.97
85.001 - 90.000             21.07
90.001 - 95.000              4.37
---------------------------------
Total:                     100.00
---------------------------------

---------------------------------
Combined LTV              Percent
---------------------------------
0.001 - 50.000               3.96
50.001 - 60.000              9.21
60.001 - 70.000             11.31
70.001 - 75.000              9.21
75.001 - 80.000             19.00
80.001 - 85.000             17.64
85.001 - 90.000             21.30
90.001 - 95.000              4.99
95.001 - 100.000             3.36
---------------------------------
Total:                     100.00
---------------------------------

---------------------------------
FICO                      Percent
---------------------------------
620.000 - 639.999           13.39
640.000 - 659.999           14.90
660.000 - 679.999           18.98
680.000 - 699.999           12.13
700.000 - 719.999           14.05
720.000 - 739.999           13.08
740.000 - 759.999            8.90
760.000 - 779.999            3.23
780.000 - 799.999            0.70
800.000 - 819.999            0.66
---------------------------------
Total:                     100.00
---------------------------------

---------------------------------
PMI                       Percent
---------------------------------
OLTV <= 80 - NO MI          56.59
OLTV > 80 - NO MI           43.41
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Occupancy Code            Percent
---------------------------------
OWNER OCCUPIED              99.58
SECOND HOME                  0.42
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Property Type             Percent
---------------------------------
2-4 FAMILY                   4.10
CONDO                        4.58
PUD                          3.77
SINGLE FAMILY               87.55
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Purpose                   Percent
---------------------------------
CASHOUT REFI                88.83
PURCHASE                     3.73
RATE/TERM REFI               7.44
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Documentation Type        Percent
---------------------------------
FULL                        82.73
DOCLIMITED                   9.18
DOCSTATED DOC                8.10
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Interest Only             Percent
---------------------------------
Y                          100.00
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Interest Only Term        Percent
---------------------------------
60.000                     100.00
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Silent                    Percent
N                           95.65
Y                            4.35
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Prepay Flag               Percent
N                           21.41
Y                           78.59

---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Prepay Term               Percent
---------------------------------
0.000                       21.41
12.000                       5.80
24.000                       0.62
36.000                      72.17
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
DTI                       Percent
---------------------------------
0.001 - 10.000               1.44
10.001 - 20.000              5.63
20.001 - 30.000             13.96
30.001 - 40.000             30.57
40.001 - 50.000             48.39
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Conforming                Percent
---------------------------------
CONFORMING                  74.91
NON CONFORMING              25.09
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Arm Index                 Percent
---------------------------------
UNKNOWN                    100.00
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Margins                   Percent
---------------------------------
<= 1.000                   100.00
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
First Adjustment Cap      Percent
---------------------------------
0.000                      100.00
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Periodic Cap              Percent
---------------------------------
0.000                      100.00
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Max Rate                  Percent
---------------------------------
<=5.000                    100.00
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Floor Rate                Percent
---------------------------------
<= 1.000                   100.00
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Months To Roll            Percent
---------------------------------
0.                         100.00
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Number of Units           Percent
---------------------------------
1                           95.90
2                            3.87
3                            0.23
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Product Type              Percent
---------------------------------
15 YEAR FIXED                0.32
30 YEAR FIXED               99.68
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Self Employment Flag      Percent
---------------------------------
N                           81.79
Y                           18.21
---------------------------------
Total:                     100.00
---------------------------------

---------------------------------
Originator                Percent
---------------------------------
AMERIQUEST                 100.00
---------------------------------
Total:                     100.00
---------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                           Aug 2, 2005 17:58                       Page 1 of 1

Goldman Sachs                                                  GSAA 05 10
===============================================================================

---------------------------------
Stats
---------------------------------
Count: 2602
Schedule Balance: $672,784,885.89
AverageSched Bal:     $258,564.52
GrossWAC: 6.821
NetWAC: 6.314
OTERM: 360
RTERM: 357
ATERM: 0
AGE: 3
First CAP: 2.00
Periodic CAP: 1.00
MAXRATE: 12.82
MINRATE: 6.82
MTR: 23.72
MARGIN: 5.64
OLTV: 81.89
COLTV: 86.69
FICO: 666.970
---------------------------------


---------------------------------
Current Rate              Percent
---------------------------------

4.501 - 5.000                1.44
5.001 - 5.500                4.77
5.501 - 6.000                9.76
6.001 - 6.500               20.78
6.501 - 7.000               28.34
7.001 - 7.500               17.38
7.501 - 8.000               10.83
8.001 - 8.500                3.25
8.501 - 9.000                2.25
9.001 - 9.500                0.53
9.501 - 10.000               0.40
10.001 >=                    0.28
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Scheduled Balance         Percent
---------------------------------
50,000.01 - 100,000.00       1.77
100,000.01 - 150,000.00      8.01
150,000.01 - 200,000.00     11.99
200,000.01 - 250,000.00     13.53
250,000.01 - 275,000.00      7.88
275,000.01 - 350,000.00     19.71
350,000.01 - 400,000.00     10.88
400,000.01 - 450,000.00      8.13
450,000.01 - 500,000.00      6.37
500,000.01 - 550,000.00      3.75
550,000.01 - 600,000.00      4.40
600,000.01 - 750,000.00      3.59
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Original Term             Percent
---------------------------------
180                          0.04
360                         99.96
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
RemTerm                   Percent
---------------------------------
178.000                      0.04
356.000                      1.49
357.000                     51.39
358.000                     47.09
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Am WAM                    Percent
---------------------------------
0.000 - 59.999             100.00
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Age                       Percent
---------------------------------
2                           47.12
3                           51.39
4                            1.49
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
States                    Percent
---------------------------------
CA                          45.95
FL                           9.83
AZ                           3.02
NY                           6.00
MD                           4.04
IL                           2.64
NJ                           3.27
NV                           2.84
WA                           2.67
MN                           2.17
Other                       17.58
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Original LTV              Percent
---------------------------------
0.001 - 50.000               1.51
50.001 - 60.000              2.61
60.001 - 70.000              5.13
70.001 - 75.000              5.75
75.001 - 80.000             34.99
80.001 - 85.000             13.66
85.001 - 90.000             27.82
90.001 - 95.000              8.52
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Combined LTV              Percent
---------------------------------
0.001 - 50.000               1.51
50.001 - 60.000              2.61
60.001 - 70.000              5.13
70.001 - 75.000              5.75
75.001 - 80.000             11.04
80.001 - 85.000             13.59
85.001 - 90.000             27.66
90.001 - 95.000              8.96
95.001 - 100.000            23.75
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
FICO                      Percent
---------------------------------
620.000 - 639.999           25.46
640.000 - 659.999           25.23
660.000 - 679.999           19.17
680.000 - 699.999           12.67
700.000 - 719.999            7.04
720.000 - 739.999            5.18
740.000 - 759.999            2.96
760.000 - 779.999            1.65
780.000 - 799.999            0.52
800.000 - 819.999            0.13
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
PMI                       Percent
---------------------------------
OLTV <= 80 - NO MI          50.00
OLTV > 80 - NO MI           50.00
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Occupancy Code            Percent
---------------------------------
NON OWNER                    0.38
OWNER OCCUPIED              98.29
SECOND HOME                  1.32
Total:                     100.00
---------------------------------


---------------------------------
Property Type             Percent
---------------------------------
2-4 FAMILY                   6.56
CONDO                        6.78
PUD                          8.69
SINGLE FAMILY               77.97
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Purpose                   Percent
---------------------------------
CASHOUT REFI                66.83
PURCHASE                    28.01
RATE/TERM REFI               5.16
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Documentation Type        Percent
---------------------------------
FULL DOC                    61.55
LIMITED DOC                  8.43
STATED DOC                  30.02
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Interest Only             Percent
---------------------------------
Y                          100.00
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Interest Only Term        Percent
---------------------------------
24.000                      36.16
36.000                      10.24
60.000                      53.60
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Silent                    Percent
---------------------------------
N                           75.73
Y                           24.27
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Prepay Flag               Percent
---------------------------------
N                           25.31
Y                           74.69
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Prepay Term               Percent
---------------------------------
0.000                       25.31
12.000                       3.68
24.000                      20.05
30.000                       0.06
36.000                      50.90
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
DTI                       Percent
---------------------------------
0.001 - 10.000               0.66
10.001 - 20.000              3.68
20.001 - 30.000             11.33
30.001 - 40.000             29.68
40.001 - 50.000             54.65
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Conforming                Percent
---------------------------------
CONFORMING                  67.48
NON CONFORMING              32.52
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Arm Index                 Percent
---------------------------------
6 MONTH LIBOR               88.08
UNKNOWN                     11.92
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Margins                   Percent
---------------------------------
<= 1.000                    11.92
2.001 - 2.500                0.02
2.501 - 3.000                0.28
3.001 - 3.500                0.49
3.501 - 4.000                2.96
4.001 - 4.500                0.76
4.501 - 5.000                6.87
5.001 - 5.500               20.22
5.501 - 6.000               56.44
7.001 >=                     0.04
---------------------------------
Total:                     100.00
---------------------------------

---------------------------------
First Adjustment Cap      Percent
---------------------------------
0.000                       11.92
2.000                       88.08
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Periodic Cap              Percent
---------------------------------
0.000                       11.92
1.000                       88.08
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Max Rate                  Percent
---------------------------------
<= 5.000                    11.92
10.501 - 11.000              1.44
11.001 - 11.500              4.42
11.501 - 12.000              8.61
12.001 - 12.500             17.58
12.501 - 13.000             24.60
13.001 - 13.500             15.77
13.501 - 14.000              9.59
14.001 - 14.500              2.88
14.501 - 15.000              2.06
15.001 >=                    1.13
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Floor Rate                Percent
---------------------------------
<= 1.000                    11.92
4.501 - 5.000                1.44
5.001 - 5.500                4.42
5.501 - 6.000                8.61
6.001 - 6.500               17.58
6.501 - 7.000               24.60
7.001 >=                    31.44
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Months To Roll            Percent
---------------------------------
0.                          11.92
20.                          1.13
21.                         37.40
22.                         33.02
32.                          0.36
33.                          6.58
34.                          9.58
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Number of Units           Percent
---------------------------------
1                           93.44
2                            4.83
3                            1.41
4                            0.32
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Product Type              Percent
---------------------------------
15 YEAR FIXED                0.04
2 YEAR ARM                  71.35
3 YEAR ARM                  16.73
30 YEAR FIXED               11.89
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Self Employment Flag      Percent
---------------------------------
N                           77.39
Y                           22.61
---------------------------------
Total:                     100.00
---------------------------------


---------------------------------
Originator                Percent
---------------------------------
AMERIQUEST                 100.00
---------------------------------
Total:                     100.00
---------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
==============================================================================
                              Aug 2, 2005 17:58                    Page 1 of 1

Goldman Sachs
  GSAA 05 10


CASHOUT REFI

1. LTV-FICO


----------------------------------------------------------------------------------------------------------------------------------
LTV-FICO                  0 - 499       500 - 519      520 - 539      540 - 559      560 - 579      580 - 599       600 - 619
----------------------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                      0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                     0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                     0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
75.001 - 78.000                     0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                     0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                     0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                     0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                     0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
Total:                              0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------
LTV-FICO                  620 - 639      640 - 659      660 - 679      680 - 699      700 - 719         720+
------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                   2.992          1.988          3.763          2.188          2.987          4.766
------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                  1.907          0.878          0.455          0.917          0.318          1.957
------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                  1.963          0.643          2.178          2.448          1.165          0.734
------------------------------------------------------------------------------------------------------------------
75.001 - 78.000                  0.544          1.263          0.817          0.374          0.624           1.79
------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                  2.446          2.632          2.583          1.893          3.596          3.668
------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                  1.587          3.523          4.126          2.873          0.833          4.475
------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                   2.29          3.994          5.438          1.254          3.337          5.693
------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                  0.373          0.616              0          0.473          1.232          1.097
------------------------------------------------------------------------------------------------------------------
Total:                          14.101         15.537         19.358          12.42         14.091         24.178
------------------------------------------------------------------------------------------------------------------




PURCHASE

1. LTV-FICO

----------------------------------------------------------------------------------------------------------------------------------
LTV-FICO                  0 - 499       500 - 519      520 - 539      540 - 559      560 - 579      580 - 599       600 - 619
----------------------------------------------------------------------------------------------------------------------------------
75.001 - 78.000                     0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                     0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                     0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                     0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
Total:                              0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------
LTV-FICO                  620 - 639      640 - 659      660 - 679      680 - 699      700 - 719         720+
------------------------------------------------------------------------------------------------------------------
75.001 - 78.000                      0              0          5.681              0              0              0
------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                  7.485         18.519              0          6.149           9.65         14.657
------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                      0              0              0         11.428              0          12.18
------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                      0              0         14.251              0              0              0
------------------------------------------------------------------------------------------------------------------
Total:                           7.485         18.519         19.931         17.577           9.65         26.837
------------------------------------------------------------------------------------------------------------------




RATE/TERM REFI

----------------------------------------------------------------------------------------------------------------------------------
LTV-FICO                  0 - 499       500 - 519      520 - 539      540 - 559      560 - 579      580 - 599       600 - 619
----------------------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                      0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                     0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                     0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                     0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                     0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                     0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                     0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
Total:                              0              0              0              0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------
LTV-FICO                   620 - 639      640 - 659      660 - 679      680 - 699      700 - 719         720+
-------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                    6.105              0              0              0           4.07          9.729
-------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                       0              0              0              0              0          9.347
-------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                       0          1.792              0              0          5.967          7.078
-------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                       0          1.876          1.421          1.347              0          6.428
-------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                       0           1.78           5.87           1.47          2.258         18.496
-------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                   1.793              0          5.127          1.673              0              0
-------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                       0              0           1.55            1.4          3.421              0
-------------------------------------------------------------------------------------------------------------------
Total:                            7.899          5.448         13.968           5.89         15.717         51.078
-------------------------------------------------------------------------------------------------------------------






Goldman Sachs
  GSAA 05 10



CASHOUT REFI

1. LTV-FICO

---------------------------------------------------------------------------------------------------------------------------------
LTV-FICO               0 - 499        500 - 519      520 - 539      540 - 559       560 - 579      580 - 599       600 - 619
---------------------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                   0               0              0              0               0              0               0
---------------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                  0               0              0              0               0              0               0
---------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                  0               0              0              0               0              0               0
---------------------------------------------------------------------------------------------------------------------------------
75.001 - 78.000                  0               0              0              0               0              0               0
---------------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                  0               0              0              0               0              0               0
---------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                  0               0              0              0               0              0               0
---------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                  0               0              0              0               0              0               0
---------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                  0               0              0              0               0              0               0
---------------------------------------------------------------------------------------------------------------------------------
Total:                           0               0              0              0               0              0               0
---------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
LTV-FICO               620 - 639        640 - 659         660 - 679       680 - 699       700 - 719         720+
----------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                 2.385            2.673             1.221          0.202           0.083          0.233
----------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                1.094            0.999             0.622          0.569           0.214          0.476
----------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                2.285            2.168             1.533          0.912           0.343          0.742
----------------------------------------------------------------------------------------------------------------------
75.001 - 78.000                1.713            0.924             0.977          0.418           0.044           0.25
----------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                3.955            3.363             1.608          1.221           0.835          0.477
----------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                5.319            4.614             4.243          2.159           0.869          1.134
----------------------------------------------------------------------------------------------------------------------
85.001 - 90.000               10.627           12.475             9.156          3.397           1.368          1.325
----------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                3.145            1.584             1.238           1.38           0.764          0.741
----------------------------------------------------------------------------------------------------------------------
Total:                        30.522           28.799            20.598         10.119           4.521          5.378
----------------------------------------------------------------------------------------------------------------------




PURCHASE

1. LTV-FICO

----------------------------------------------------------------------------------------------------------------------------------
LTV-FICO               0 - 499        500 - 519      520 - 539      540 - 559       560 - 579      580 - 599       600 - 619
----------------------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                   0               0              0              0               0              0               0
----------------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                  0               0              0              0               0              0               0
----------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                  0               0              0              0               0              0               0
----------------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                  0               0              0              0               0              0               0
----------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                  0               0              0              0               0              0               0
----------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                  0               0              0              0               0              0               0
----------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                  0               0              0              0               0              0               0
----------------------------------------------------------------------------------------------------------------------------------
Total:                           0               0              0              0               0              0               0
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
LTV-FICO               620 - 639        640 - 659         660 - 679       680 - 699       700 - 719         720+
----------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                     0            0.038                 0              0               0              0
----------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                    0                0                 0          0.165               0              0
----------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                    0                0                 0              0               0          0.351
----------------------------------------------------------------------------------------------------------------------
78.001 - 80.000               16.501           17.033            12.662         14.068           7.923         10.694
----------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                0.811            0.415             0.065              0           0.396          0.605
----------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                2.013            1.849             1.407          1.293           0.813          0.877
----------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                0.873            3.489             1.823          2.097           0.581          1.051
----------------------------------------------------------------------------------------------------------------------
Total:                        20.198           22.824            15.958         17.623           9.712          13.577
----------------------------------------------------------------------------------------------------------------------





RATE/TERM REFI

1. LTV-FICO

----------------------------------------------------------------------------------------------------------------------------------
LTV-FICO               0 - 499        500 - 519      520 - 539      540 - 559       560 - 579      580 - 599       600 - 619
----------------------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                   0               0              0              0               0              0               0
----------------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                  0               0              0              0               0              0               0
----------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                  0               0              0              0               0              0               0
----------------------------------------------------------------------------------------------------------------------------------
75.001 - 78.000                  0               0              0              0               0              0               0
----------------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                  0               0              0              0               0              0               0
----------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                  0               0              0              0               0              0               0
----------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                  0               0              0              0               0              0               0
----------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                  0               0              0              0               0              0               0
----------------------------------------------------------------------------------------------------------------------------------
Total:                           0               0              0              0               0              0               0
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------
LTV-FICO               620 - 639        640 - 659         660 - 679       680 - 699       700 - 719         720+
----------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                 1.963                0             0.556          0.798               0          0.544
----------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                0.632                0                 0          0.775               0              0
----------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                0.616                0             0.923              0               0              0
----------------------------------------------------------------------------------------------------------------------
75.001 - 78.000                0.472            2.236             1.416              0               0              0
----------------------------------------------------------------------------------------------------------------------
78.001 - 80.000               11.723            7.452             4.431          6.725           0.417          3.524
----------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                3.578            3.801             1.916          2.533               0          1.601
----------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                5.894              8.6            12.293          3.281           1.169          2.137
----------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                1.462            0.439                 0          1.734           1.832           1.75
----------------------------------------------------------------------------------------------------------------------
Total:                        26.341           22.528            21.536          15.85           3.418          9.556
----------------------------------------------------------------------------------------------------------------------







Goldman Sachs
  GSAA 05 10



OWNER OCCUPIED

1. LTV-FICO

---------------------------------------------------------------------------------------------------------------------------------
LTV-FICO                         0 - 499     500 - 519     520 - 539     540 - 559     560 - 579    580 - 599     600 - 619
---------------------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                           0             0             0             0             0            0             0
---------------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                          0             0             0             0             0            0             0
---------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                          0             0             0             0             0            0             0
---------------------------------------------------------------------------------------------------------------------------------
75.001 - 78.000                          0             0             0             0             0            0             0
---------------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                          0             0             0             0             0            0             0
---------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                          0             0             0             0             0            0             0
---------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                          0             0             0             0             0            0             0
---------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                          0             0             0             0             0            0             0
---------------------------------------------------------------------------------------------------------------------------------
Total:                                   0             0             0             0             0            0             0
---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------
LTV-FICO                         620 - 639      640 - 659      660 - 679      680 - 699       700 - 719         720+
---------------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                          3.125         1.774           3.356          1.952           2.968           4.792
---------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                         1.701         0.783           0.406          0.818           0.283           2.444
---------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                         1.751         0.708           1.942          2.184           1.485           1.183
---------------------------------------------------------------------------------------------------------------------------
75.001 - 78.000                         0.485         1.126           0.941          0.334           0.557           1.596
---------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                         2.462         3.182            2.41          2.019           3.569            4.07
---------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                         1.415         3.275           4.119          2.672           0.912           5.374
---------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                         2.177         3.563           5.233          1.672           2.976           5.534
---------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                         0.333          0.55            0.65          0.527           1.354           0.978
---------------------------------------------------------------------------------------------------------------------------
Total:                                 13.449         14.96          19.058         12.177          14.105           25.97
---------------------------------------------------------------------------------------------------------------------------




SECOND HOME

1. LTV-FICO

---------------------------------------------------------------------------------------------------------------------------------
LTV-FICO                         0 - 499     500 - 519     520 - 539     540 - 559     560 - 579    580 - 599     600 - 619
---------------------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                           0             0             0             0             0            0             0
---------------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                          0             0             0             0             0            0             0
---------------------------------------------------------------------------------------------------------------------------------
Total:                                   0             0             0             0             0            0             0
---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------
LTV-FICO                         620 - 639      640 - 659      660 - 679      680 - 699       700 - 719         720+
---------------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                              0             0               0              0               0           44.58
---------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                             0             0               0              0               0           55.42
---------------------------------------------------------------------------------------------------------------------------
Total:                                      0             0               0              0               0             100
---------------------------------------------------------------------------------------------------------------------------


Goldman Sachs
  GSAA 05 10



NON OWNER OCCUPIED

1. LTV-FICO

----------------------------------------------------------------------------------------------------------------------------------
LTV-FICO           0 - 499      500 - 519      520 - 539     540 - 559     560 - 579      580 - 599     600 - 619     620 - 639
----------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000           0              0             0             0              0             0             0          8.704
----------------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000           0              0             0             0              0             0             0              0
----------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000           0              0             0             0              0             0             0              0
----------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000           0              0             0             0              0             0             0              0
----------------------------------------------------------------------------------------------------------------------------------
Total:                    0              0             0             0              0             0             0          8.704
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------
LTV-FICO           640 - 659     660 - 679     680 - 699      700 - 719       720+
----------------------------------------------------------------------------------------
70.001 - 75.000         21.702             0              0             0             0
----------------------------------------------------------------------------------------
78.001 - 80.000              0             0         20.503             0             0
----------------------------------------------------------------------------------------
80.001 - 85.000              0             0         28.663             0             0
----------------------------------------------------------------------------------------
85.001 - 90.000              0        11.176          6.783         2.467             0
----------------------------------------------------------------------------------------
Total:                  21.702        11.176          55.95         2.467             0
----------------------------------------------------------------------------------------




OWNER OCCUPIED

1. LTV-FICO

----------------------------------------------------------------------------------------------------------------------------------
LTV-FICO           0 - 499      500 - 519      520 - 539     540 - 559     560 - 579      580 - 599     600 - 619     620 - 639
----------------------------------------------------------------------------------------------------------------------------------
0.001 - 65.000            0              0             0             0              0             0             0          1.649
----------------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000           0              0             0             0              0             0             0          0.743
----------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000           0              0             0             0              0             0             0          1.448
----------------------------------------------------------------------------------------------------------------------------------
75.001 - 78.000           0              0             0             0              0             0             0          1.138
----------------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000           0              0             0             0              0             0             0           8.37
----------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000           0              0             0             0              0             0             0          3.781
----------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000           0              0             0             0              0             0             0          7.662
----------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000           0              0             0             0              0             0             0          2.398
----------------------------------------------------------------------------------------------------------------------------------
Total:                    0              0             0             0              0             0             0         27.189
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------
LTV-FICO           640 - 659     660 - 679     680 - 699      700 - 719       720+
--------------------------------------------------------------------------------------
0.001 - 65.000         1.751         0.822          0.171         0.054         0.179
--------------------------------------------------------------------------------------
65.001 - 70.000         0.65         0.405          0.461         0.139         0.277
--------------------------------------------------------------------------------------
70.001 - 75.000         1.27         1.043          0.594         0.223         0.594
--------------------------------------------------------------------------------------
75.001 - 78.000        0.712         0.706          0.272         0.029         0.163
--------------------------------------------------------------------------------------
78.001 - 80.000        7.989         5.304          5.523         3.091         3.896
--------------------------------------------------------------------------------------
80.001 - 85.000        3.129         2.877          1.302         0.606          1.01
--------------------------------------------------------------------------------------
85.001 - 90.000        8.974         6.933          2.644         1.129          1.11
--------------------------------------------------------------------------------------
90.001 - 95.000        2.165         1.343          1.479         0.773         0.904
--------------------------------------------------------------------------------------
Total:                26.641        19.432         12.446         6.044         8.133
--------------------------------------------------------------------------------------




SECOND HOME

1. LTV-FICO

----------------------------------------------------------------------------------------------------------------------------------
LTV-FICO           0 - 499      500 - 519      520 - 539     540 - 559     560 - 579      580 - 599     600 - 619     620 - 639
----------------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000           0              0             0             0              0             0             0              0
----------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000           0              0             0             0              0             0             0          2.071
----------------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000           0              0             0             0              0             0             0           3.14
----------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000           0              0             0             0              0             0             0          7.898
----------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000           0              0             0             0              0             0             0         12.695
----------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000           0              0             0             0              0             0             0              0
----------------------------------------------------------------------------------------------------------------------------------
Total:                    0              0             0             0              0             0             0         25.804
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------
LTV-FICO           640 - 659     660 - 679     680 - 699      700 - 719       720+
--------------------------------------------------------------------------------------
65.001 - 70.000            0             0              0             0         2.218
--------------------------------------------------------------------------------------
70.001 - 75.000         2.98             0              0             0             0
--------------------------------------------------------------------------------------
78.001 - 80.000            0             0              0             0             0
--------------------------------------------------------------------------------------
80.001 - 85.000       13.181             0          6.813         5.843             0
--------------------------------------------------------------------------------------
85.001 - 90.000       10.821          2.24          7.592         4.584         9.332
--------------------------------------------------------------------------------------
90.001 - 95.000            0         2.997          5.595             0             0
--------------------------------------------------------------------------------------
Total:                26.982         5.237             20        10.427        11.549
--------------------------------------------------------------------------------------






Goldman Sachs
  GSAA 05 10


FULL DOC

1. LTV-FICO

------------------------------------------------------------------------------------------------------------------------------
LTV-FICO                   0 - 499      500 - 519     520 - 539      540 - 559     560 - 579     580 - 599      600 - 619
------------------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                      0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
75.001 - 78.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
Total:                              0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------
LTV-FICO                   620 - 639     640 - 659      660 - 679     680 - 699     700 - 719        720+
---------------------------------------------------------------------------------------------------------------
0.001 - 65.000                   2.849          2.135         3.133         2.074          3.573         4.804
---------------------------------------------------------------------------------------------------------------
65.001 - 70.000                  2.047          0.943         0.488         0.401          0.341          2.52
---------------------------------------------------------------------------------------------------------------
70.001 - 75.000                  1.401          0.852         2.338         2.111          1.788         1.424
---------------------------------------------------------------------------------------------------------------
75.001 - 78.000                  0.173          1.205         0.877         0.111          0.427         1.428
---------------------------------------------------------------------------------------------------------------
78.001 - 80.000                  2.822          2.456         2.529          1.88          3.647         4.267
---------------------------------------------------------------------------------------------------------------
80.001 - 85.000                  0.496          3.438         4.132         3.084          1.098         6.213
---------------------------------------------------------------------------------------------------------------
85.001 - 90.000                  1.455          3.632         5.697         1.323          2.416         4.748
---------------------------------------------------------------------------------------------------------------
90.001 - 95.000                      0          0.662         0.782         0.634           1.63         1.178
---------------------------------------------------------------------------------------------------------------
Total:                          11.244         15.322        19.977        11.617         14.921        26.582
---------------------------------------------------------------------------------------------------------------




LIMITED DOC

1. LTV-FICO

------------------------------------------------------------------------------------------------------------------------------
LTV-FICO                   0 - 499      500 - 519     520 - 539      540 - 559     560 - 579     580 - 599      600 - 619
------------------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                      0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
75.001 - 78.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
Total:                              0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------
LTV-FICO                   620 - 639     640 - 659      660 - 679     680 - 699     700 - 719        720+
---------------------------------------------------------------------------------------------------------------
0.001 - 65.000                   5.111              0         2.241         2.486              0         10.71
---------------------------------------------------------------------------------------------------------------
65.001 - 70.000                      0              0             0         5.258              0             0
---------------------------------------------------------------------------------------------------------------
70.001 - 75.000                      0              0             0         4.673              0             0
---------------------------------------------------------------------------------------------------------------
75.001 - 78.000                      0              0             0         2.622              0             0
---------------------------------------------------------------------------------------------------------------
78.001 - 80.000                      0              0             0         4.972          3.403         2.507
---------------------------------------------------------------------------------------------------------------
80.001 - 85.000                  4.075              0             0             0              0         2.308
---------------------------------------------------------------------------------------------------------------
85.001 - 90.000                 10.504          5.922         5.433             0         10.519        17.258
---------------------------------------------------------------------------------------------------------------
Total:                           19.69          5.922         7.675        20.009         13.921        32.782
---------------------------------------------------------------------------------------------------------------




STATED DOC

1. LTV-FICO

------------------------------------------------------------------------------------------------------------------------------
LTV-FICO                   0 - 499      500 - 519     520 - 539      540 - 559     560 - 579     580 - 599      600 - 619
------------------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                      0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
75.001 - 78.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                     0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------
Total:                              0             0              0             0             0              0             0
------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------
LTV-FICO                   620 - 639     640 - 659      660 - 679     680 - 699     700 - 719        720+
---------------------------------------------------------------------------------------------------------------
0.001 - 65.000                   3.526              0         6.728             0              0             0
---------------------------------------------------------------------------------------------------------------
65.001 - 70.000                      0              0             0             0              0         4.311
---------------------------------------------------------------------------------------------------------------
70.001 - 75.000                  7.216              0             0             0              0             0
---------------------------------------------------------------------------------------------------------------
75.001 - 78.000                  4.195          1.538         2.617             0          2.478          5.04
---------------------------------------------------------------------------------------------------------------
78.001 - 80.000                  1.457          14.04         3.803             0          2.771         6.465
---------------------------------------------------------------------------------------------------------------
80.001 - 85.000                  7.721          5.157          8.44         1.351              0             0
---------------------------------------------------------------------------------------------------------------
85.001 - 90.000                      0              0             0         7.051              0             0
---------------------------------------------------------------------------------------------------------------
90.001 - 95.000                  4.095              0             0             0              0             0
---------------------------------------------------------------------------------------------------------------
Total:                           28.21         20.736        21.588         8.402          5.249        15.816
---------------------------------------------------------------------------------------------------------------






Goldman Sachs
  GSAA 05 10



FULL DOC

1. LTV-FICO

-----------------------------------------------------------------------------------------------------------------------------
LTV-FICO               0 - 499    500 - 519     520 - 539       540 - 559       560 - 579       580 - 599      600 - 619
-----------------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                 0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
75.001 - 78.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
Total:                         0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------
LTV-FICO               620 - 639     640 - 659     660 - 679      680 - 699    700 - 719      720+
-------------------------------------------------------------------------------------------------------
0.001 - 65.000               1.904         2.143          0.806         0.286        0.057       0.299
-------------------------------------------------------------------------------------------------------
65.001 - 70.000              0.534         0.777          0.677         0.591         0.17       0.262
-------------------------------------------------------------------------------------------------------
70.001 - 75.000               1.86         1.227          1.131         0.599        0.373       0.459
-------------------------------------------------------------------------------------------------------
75.001 - 78.000              1.076         0.948          0.784         0.356            0       0.145
-------------------------------------------------------------------------------------------------------
78.001 - 80.000              6.017         5.256          2.668         3.325        2.352       2.614
-------------------------------------------------------------------------------------------------------
80.001 - 85.000              4.997         3.966          3.722         1.585          0.9       1.245
-------------------------------------------------------------------------------------------------------
85.001 - 90.000               9.93        11.083         10.158         3.781        1.397       1.524
-------------------------------------------------------------------------------------------------------
90.001 - 95.000              1.738         0.825          1.034          1.12        0.681        0.49
-------------------------------------------------------------------------------------------------------
Total:                      28.057        26.225         20.981        11.643         5.93       7.037
-------------------------------------------------------------------------------------------------------




LIMITED DOC

1. LTV-FICO

-----------------------------------------------------------------------------------------------------------------------------
LTV-FICO               0 - 499    500 - 519     520 - 539       540 - 559       560 - 579       580 - 599      600 - 619
-----------------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                 0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
75.001 - 78.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
Total:                         0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------
LTV-FICO               620 - 639     640 - 659     660 - 679      680 - 699    700 - 719      720+
-------------------------------------------------------------------------------------------------------
0.001 - 65.000               1.228         1.282           1.24             0            0           0
-------------------------------------------------------------------------------------------------------
65.001 - 70.000              1.109         1.131              0             0            0           0
-------------------------------------------------------------------------------------------------------
70.001 - 75.000              1.102         2.859          0.567         2.119            0       1.286
-------------------------------------------------------------------------------------------------------
75.001 - 78.000              1.821             0          2.425             0            0       0.608
-------------------------------------------------------------------------------------------------------
78.001 - 80.000              7.849         6.705          4.683         4.637        2.579       3.053
-------------------------------------------------------------------------------------------------------
80.001 - 85.000              2.204         2.385          3.097          0.74            0       0.855
-------------------------------------------------------------------------------------------------------
85.001 - 90.000              9.581        14.135          6.694         2.249        0.301       1.247
-------------------------------------------------------------------------------------------------------
90.001 - 95.000              1.213             3          2.027         1.806        0.185           0
-------------------------------------------------------------------------------------------------------
Total:                      26.106        31.496         20.732        11.551        3.064        7.05
-------------------------------------------------------------------------------------------------------




STATED DOC

1. LTV-FICO

-----------------------------------------------------------------------------------------------------------------------------
LTV-FICO               0 - 499    500 - 519     520 - 539       540 - 559       560 - 579       580 - 599      600 - 619
-----------------------------------------------------------------------------------------------------------------------------
0.001 - 65.000                 0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
65.001 - 70.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
70.001 - 75.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
75.001 - 78.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
78.001 - 80.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
80.001 - 85.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
85.001 - 90.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
90.001 - 95.000                0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------
Total:                         0           0               0               0                0             0               0
-----------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------
LTV-FICO               620 - 639     640 - 659     660 - 679      680 - 699    700 - 719      720+
-------------------------------------------------------------------------------------------------------
0.001 - 65.000               1.208         1.074          0.697             0        0.059           0
-------------------------------------------------------------------------------------------------------
65.001 - 70.000               0.98         0.266              0          0.32        0.112       0.456
-------------------------------------------------------------------------------------------------------
70.001 - 75.000              0.926         1.292          0.947         0.165            0       0.626
-------------------------------------------------------------------------------------------------------
75.001 - 78.000              1.011         0.431          0.091         0.175        0.086       0.072
-------------------------------------------------------------------------------------------------------
78.001 - 80.000             12.349        12.721          9.848         9.614        4.359       6.166
-------------------------------------------------------------------------------------------------------
80.001 - 85.000              2.145         2.227          1.153         1.545        0.457       0.574
-------------------------------------------------------------------------------------------------------
85.001 - 90.000              3.263         3.881          1.107         0.992         1.03       0.685
-------------------------------------------------------------------------------------------------------
90.001 - 95.000              3.733         4.214          1.774         2.196        1.041       1.819
-------------------------------------------------------------------------------------------------------
Total:                      25.614        26.105         15.618        15.008        7.144      10.398
-------------------------------------------------------------------------------------------------------


==============================================================================
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Goldman Sachs
 GSAA 05 10


IO ARMS
1. LTV-FICO

---------------------------------------------------------------------------------------
LTV-FICO            0 - 499   500 - 519  520 - 539   540 - 559   560 - 579  580 - 599
---------------------------------------------------------------------------------------
0.001 - 65.000            0           0          0           0           0          0
65.001 - 70.000           0           0          0           0           0          0
70.001 - 75.000           0           0          0           0           0          0
75.001 - 78.000           0           0          0           0           0          0
78.001 - 80.000           0           0          0           0           0          0
80.001 - 85.000           0           0          0           0           0          0
85.001 - 90.000           0           0          0           0           0          0
90.001 - 95.000           0           0          0           0           0          0
---------------------------------------------------------------------------------------
Total:                    0           0          0           0           0          0
---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
LTV-FICO          600 - 619   620 - 639   640 - 659  660 - 679   680 - 699   700 - 719   720+
---------------------------------------------------------------------------------------------
0.001 - 65.000            0       1.618       1.719      0.806       0.168       0.053   0.18
65.001 - 70.000           0       0.729       0.638      0.397       0.453       0.136    0.3
70.001 - 75.000           0       1.489       1.384      1.024       0.583       0.219   0.58
75.001 - 78.000           0       1.117       0.698      0.692       0.267       0.028   0.16
78.001 - 80.000           0       8.258       7.839      5.205       5.509       3.033   3.82
80.001 - 85.000           0       3.824       3.261      2.823       1.501       0.679   0.99
85.001 - 90.000           0       7.702       8.962      6.884       2.733       1.185   1.22
90.001 - 95.000           0       2.352       2.124      1.361       1.532       0.759   0.89
---------------------------------------------------------------------------------------------
Total:                    0      27.088      26.624     19.191      12.745       6.092   8.15
---------------------------------------------------------------------------------------------

Goldman Sachs                     GSAA 05 10
==============================================================================

-------------------------
State             Percent
-------------------------
AK                   0.07
AL                   0.35
AR                   0.04
AZ                   3.02
CA - Northern       16.86
CA - Southern       29.09
CO                   1.55
CT                   0.54
DC                   0.07
DE                   0.05
FL                   9.83
GA                   1.15
HI                   1.40
IA                   0.16
ID                   0.15
IL                   2.64
IN                   0.30
KS                   0.25
KY                   0.16
LA                   0.42
MA                   2.69
MD                   4.04
ME                   0.10
MI                   1.38
MN                   2.17
MO                   0.60
MS                   0.09
MT                   0.10
NC                   0.25
NE                   0.08
NH                   0.61
NJ                   3.27
NM                   0.08
NV                   2.84
NY                   6.00
OH                   0.49
OK                   0.07
OR                   0.81
PA                   0.67
RI                   0.90
SC                   0.08
SD                   0.06
TN                   0.18
TX                   0.22
UT                   0.86
VT                   0.02
WA                   2.67
WI                   0.57
WY                   0.03
-------------------------
Total:             100.00
-------------------------

==============================================================================
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                              Aug 2, 2005 18:44                    Page 1  of  1

Goldman Sachs                    GSAA 05 10
==============================================================================

-------------------------
State             Percent
-------------------------
AL                   0.49
AZ                   3.28
CA - Northern       14.13
CA - Southern       29.32
CO                   0.33
CT                   0.44
FL                   5.41
GA                   1.38
HI                   1.72
IA                   0.26
IL                   1.11
IN                   0.77
KS                   0.64
KY                   0.21
LA                   1.62
MA                   8.12
MD                   2.18
ME                   0.17
MI                   1.02
MN                   0.81
MO                   1.92
MS                   0.14
NC                   0.39
NE                   0.37
NH                   1.07
NJ                   2.44
NV                   1.15
NY                   5.30
OH                   1.25
OK                   0.31
OR                   1.11
PA                   1.17
RI                   0.90
SC                   0.64
TN                   0.34
TX                   0.23
UT                   0.39
WA                   5.44
WI                   2.03
-------------------------
Total:             100.00
-------------------------


==============================================================================
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                               Aug 2, 2005 18:45                  Page 1  of  1

Goldman Sachs                     GSAA 05 10
==============================================================================

-------------------------
State             Percent
-------------------------
AK                   0.08
AL                   0.33
AR                   0.05
AZ                   2.99
CA - Northern       17.23
CA - Southern       29.06
CO                   1.72
CT                   0.55
DC                   0.07
DE                   0.05
FL                  10.43
GA                   1.12
HI                   1.36
IA                   0.15
ID                   0.17
IL                   2.85
IN                   0.23
KS                   0.19
KY                   0.15
LA                   0.26
MA                   1.95
MD                   4.29
ME                   0.09
MI                   1.43
MN                   2.35
MO                   0.43
MS                   0.09
MT                   0.12
NC                   0.23
NE                   0.04
NH                   0.55
NJ                   3.38
NM                   0.09
NV                   3.06
NY                   6.09
OH                   0.39
OK                   0.04
OR                   0.76
PA                   0.60
RI                   0.90
SD                   0.07
TN                   0.16
TX                   0.22
UT                   0.93
VT                   0.02
WA                   2.30
WI                   0.38
WY                   0.03
-------------------------
Total:             100.00
-------------------------


==============================================================================
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                                Aug 2, 2005 18:45                   Page 1 of 1

================================================================================
      PORTFOLIO STIPULATIONS FOR AAA TO BBB- NEW ISSUE PUBLIC SECURITIES
================================================================================
o    Must have at least two ratings, at least one by S&P or Moodys
o Must have one of the three deal managers Murray Hill, Pentalpha or Mortgage Ramp
o    No negative amortization loans
o    Simultaneous seconds percentage (Silent seconds) 24.27%
o    Percentage of loans that are investment property in Florida and Las Vegas
o Basic Fixed Rate Mortgages stratification if not included in the term sheet - Attached
o Basic Adjustable Rate Mortgage stratification if not included in the term sheet - Attached
o    MI stratification if used
o    IO stratification - Attached
o Excel matrices of the following (If you have trouble running these matrices then you can send the loan file to Quincy Tang (qtang@dbrs.com), Bernard Maas (bmass@dbrs.com))
     o LTV vs. FICO (20 tables total) for all the collateral and for (each table should add to 100%):
          o    Each Purpose by Arm and Fix (purchase, refi and refi-cash out)
          o Each Occupancy Status by Arm and Fix (primary, investor, 2nd home)
          o Each Doc Type by Arm and Fix (full doc, any type of limited doc, no doc)
          o    All Arm IO
          o    Manufactured Housing/Modular Housing - None

---------------------------------------------------------------------------------------------------------------------------
LTV/FICO | 0-499 500-519 520-539 540-559 560-579 580-599 600-619 620-639 640-659 660-679 680-699 700-719 720+
---------------------------------------------------------------------------------------------------------------------------
0-65     |
65.01-70 |
70.01-75 |
75.01-78 |
78.01-80 |
80.01-85 |
85.01-90 |
90.01-95 |
95.01-100|
100.01+  |
---------------------------------------------------------------------------------------------------------------------------

o List of states for the following, if not included in the term sheet (alphabetically):
     o    Total pool
     o    IO pool
     o    ARM pool
     o    FRM pool
o Break out of ARMs in the following format with weighted average Teaser, Margin, Caps, LTV, FICO:
     o Type ~ Index ~ IO or not ~ IO term ~ Prepay Term ~ Teaser ~ Margin/Mth cap/Life Cap
     o Examples (must have a line for type, index, IO, IO term, and prepay term):
          o    2/28 ~ Libor06M ~ IO ~ 36 ~ 24 ~ Margin/monthly cap/life cap
          o    3/27 ~ Libor06M ~ na ~ 24 ~ 24 ~ 2/2/6
o BASE STRESS RUN- Total loss to deal and average life on all tranches using 150%ppc at 4 CDR for 24 months, followed by 50%ppc at 7CDR for life, Forward LIBOR +100 (Please show curve), defaults on top of prepayments, run to maturity, with all triggers failing, 12 months to recovery, 100% servicer advances, 30% severity

o    Stress runs with the following assumptions:
     Pricing Speed     -Fix 2-20cpr over 10 months and 20cpr thereafter
                       -Arms 28cpr
     Defaults on top of prepayments
     Run to Maturity
     Failing Triggers
     12 months to recovery
     100% servicer advances
     30% Severity and 40% Severity, if MI then drop severity to 5% and 15% on those loans
     Solve for Breakeven CDR, excess spread and Collateral Cumulative Loss Using the following curves:
          o    Forward LIBOR (Please show curve)
          o    Static LIBOR (Please show curve)
o Excess Spread run with forward LIBOR (Please show curve) o Cap Schedule (Strike and Ceiling) o Net WAC Schedule if not included in the term sheet